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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                 March 14, 2001
                                (March 13, 2001)





                               HON INDUSTRIES Inc.
             (Exact name of registrant as specified in its charter)



            IOWA                        0-2648                 42-0617510
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)



  414 East Third Street, P.O. Box 1109,                         52761-0071
           Muscatine, Iowa                                      (Zip Code)
(Address of principal executive offices)


                                 (563) 264-7400
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On March 13, 2001, HON INDUSTRIES Inc. announced that effective April 1, 2001, David C. Stuebe will be transferring from the position of Vice President and Chief Financial Officer for HON INDUSTRIES Inc. to assume the position of Senior Vice President, Finance and Administration, at the Company's hearth products subsidiary, Hearth Technologies Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HON INDUSTRIES Inc.

Date: March 14, 2001                   By  /s/ James I. Johnson
                                           ---------------------
                                           James I. Johnson
                                           Vice President, General
                                           Counsel and Secretary